UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2007

MoSys, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

755 N. Mathilda Avenue

Sunnyvale, California 94085

(Address of principal executive offices, with zip code)

(408) 731-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2007, the Board of Directors of MoSys, Inc. approved the amendment of Sections 8.3, 8.4 and 8.10 of MoSys’s Bylaws on December 20, 2007. A copy of these sections of the Bylaws, as amended, is filed as Exhibit 3.4.1 to this report and is incorporated by reference in response to Item 5.03. Effective January 1, 2008, the NASDAQ Stock Market and other major exchanges require listed securities to be eligible for a Direct Registration Program. The Direct Registration Program permits ownership to be recorded and maintained on the books of MoSys or MoSys’s transfer agent without the issuance of a physical stock certificate.  MoSys’s Bylaws were amended to facilitate MoSys’s compliance with the Direct Registration Program.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

3.4.1    Amendment to Bylaws of the Registrant as amended effective December 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2007

/s/ Leonard Perham
Leonard Perham
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

3.4.1	Amendment to Bylaws of the Registrant as amended effective December 20, 2007.